Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              October 26, 1999
                                                              ----------------


                            Terrace Food Group, Inc.
                            ------------------------
              Exact Name of Registrant as specified in its charter

         Delaware                      0-27132                  65-054270
         --------                      -------                  ---------
(State of other Jurisdiction         (Commission             (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


1351 NW 22nd Street, Pompano Beach, FL                            33069
--------------------------------------                            -----
(Address of principal executive offices)                        Zip code


Registrant's telephone number, including area code               (954) 917-7272


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 26, 1999 the Registrant executed an engagement agreement with Deloitte and Touche LLP to serve as independent accountants and auditors for the fiscal year ending December 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TERRACE FOOD GROUP, INC.
                                        (Registrant)


Dated:  November 11, 1999               by:  /s/ William P. Rodrigues, Jr.
                                             ----------------------------------
                                             Vice President - Finance and CFO